EXHIBIT 4(M)


                                                                  CONFORMED COPY





                                    DEED POLL


            TXU AUSTRALIA HOLDINGS (PARTNERSHIP) LIMITED PARTNERSHIP
                                   (BORROWER)




                                    FREEHILL
                                   -----------
                                   HOLLINGDALE
                                   -----------
                                     & PAGE
                                   -----------

              101 Collins Street Melbourne Victoria 3000 Australia
                           GPO Box 128A Melbourne 3001
       Telephone (03) 9288 1234 Facsimile (03) 9288 1567 DX 240 Melbourne
                           Reference: PWS:SKC:20870612

MELBOURNE  SYDNEY  PERTH  CANBERRA  BRISBANE  SINGAPORE  HANOI  HO CHI MINH CITY
                CORRESPONDENT OFFICES IN JAKARTA AND KUALA LUMPUR

      Liability is limited by the Solicitors Scheme under the Professional
                            Standards Act 1994 (NSW)


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DETAILS

     INTERPRETATION

          Definitions are at the end of the General Terms.

                    ------------------------------------------------------------
PARTIES             BORROWER, as described below.

                    ------------------------------------------------------------

                    ------------------------------------------------------------
BENEFICIARIES       Each person who is from time to time the Administrative
                    Agent, the Arranger or a Financier.
                    ------------------------------------------------------------

                    ------------------------------------------------------------
BORROWER TXU AUSTRALIA HOLDINGS (PARTNERSHIP) LIMITED PARTNERSHIP a limited partnership formed and registered under the Partnership Act 1958 of Victoria, the general partner of which is TXU Australia Holdings (AGP) Pty Ltd (ACN 086 014
                    931) and the limited partners of which are TXU Australia
                    (LP) No. 1 Limited (ARBN 086 406 733) and TXU Australia (LP) No. 2 Limited (ARBN 086 406 724)
                    ------------------------------------------------------------

                    ------------------------------------------------------------
ADMINISTRATIVE
AGENT               CITISECURITIES LIMITED (ACN 008 489 610).

                    ------------------------------------------------------------

                    ------------------------------------------------------------
ARRANGER            CITIBANK, N.A. (ARBN 072 814 058)
                    ------------------------------------------------------------

                    ------------------------------------------------------------
FACILITY AGREEMENT  The subordinated facility agreement between theBorrower, the Administrative Agent, the Arranger and the Financiers dated 24 February 1999, as amended on 24 August 1999 and 23 December 1999 and amended and restated on 30 June 2000.
                    ------------------------------------------------------------

                    ------------------------------------------------------------
GOVERNING LAW       New South Wales
                    ------------------------------------------------------------

                    ------------------------------------------------------------
DATE OF DEED        30 June 2000
                    ------------------------------------------------------------


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GENERAL TERMS

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1    THE LOAN NOTES

     CREATION OF LOAN NOTES

     1.1 The obligations of the Borrower under the Loan Notes are constituted by, and specified in, this deed.

     BORROWER'S UNDERTAKING TO PAY

     1.2 The Borrower undertakes with each Financier to pay, in respect of each Loan Note held by the Financier, the Principal Outstanding in respect of each Loan, in accordance with the provisions of this deed.

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2    RIGHTS AND OBLIGATIONS OF FINANCIERS

     BENEFIT AND ENTITLEMENT

     2.1 This deed is executed as a deed poll. Accordingly, the Administrative Agent, the Arranger and each Financier has the benefit of, and is entitled to enforce, this deed even though it is not a party to, or is not in existence at the time of execution and delivery of, this deed subject to the Transaction Documents.

     RIGHTS INDEPENDENT

     2.2 The Administrative Agent, the Arranger and each Financier may enforce its rights under this deed independently from the Registrar and each other Financier, subject to the Transaction Documents.

     ADMINISTRATIVE AGENT AND FINANCIERS BOUND

     2.3 The Administrative Agent, the Arranger and each Financier (and any person claiming through or under a Financier) is bound by this deed. The Loan Notes will be issued subject to and on the basis that the Administrative Agent, the Arranger and each Financier is deemed to have notice of, and be bound by, all the provisions of this deed and the Facility Agreement.

     DIRECTIONS TO HOLD DEED POLL

     2.4 The Administrative Agent, the Arranger and each Financier is taken to have irrevocably instructed the Borrower that this deed is to be delivered to and held by the Registrar and appointed and authorised the Registrar to hold this deed on its behalf.

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3    FORM, TITLE AND STATUS

     CONSTITUTION UNDER LOAN NOTE DEED POLL

     3.1 The Loan Notes are debt obligations of the Borrower owing under this deed poll and take the form of entries in the Register. Each entry in the Register constitutes a separate and individual acknowledgment to


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          the relevant Financier of the indebtedness of the Borrower to the relevant Financier under this deed.

     INDEPENDENT OBLIGATIONS

     3.2 Subject to the terms of the Facility Agreement and the other Transaction Documents, the obligations of the Borrower in respect of each Loan Note constitute separate and independent obligations which the Financier to whom those obligations are owed is entitled to enforce without having to join any other Financier or any predecessor in title of a Financier.

     REGISTER CONCLUSIVE

     3.3 Entries in the Register in relation to a Loan Note constitute conclusive evidence that the person so entered is the registered owner of the Loan Note subject to rectification for fraud or error.

     HOLDER ABSOLUTELY ENTITLED

     3.4 Upon a person acquiring title to any Loan Note by virtue of becoming registered as the owner of that Loan Note, all rights and entitlements arising by virtue of this deed in respect of that Loan Note vest absolutely in the registered owner of the Loan Note. Any person who has previously been registered as the owner of the Loan Note does not have, and is not entitled to assert against the Borrower or the Registrar or the registered owner of the Loan Note for the time being and from time to time, any rights, benefits or entitlements in respect of the Loan Note.

     STATUS OF LOAN NOTES

     3.5 Subject to the terms of the Deed of Common Terms and the Facility Agreement, the Loan Notes are direct, unsubordinated and unsecured obligations of the Borrower and rank at least equally with all other unsecured and unsubordinated obligations of the Borrower except liabilities mandatorily preferred by law.

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4    TRANSFERS

     LIMIT ON TRANSFER

     4.1 Loan Notes may only be transferred in accordance with the Facility Agreement.

     REGISTRATION OF TRANSFER

     4.2 The transferor of a Loan Note is deemed to remain the holder of that Loan Note until the name of the transferee is entered in the Register in respect of that Loan Note.

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5    INTEREST

     INTEREST CHARGES

     5.1 The Borrower agrees to pay interest on each Loan for each of its Interest Periods at the applicable Interest Rate.


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     CALCULATION OF INTEREST

     5.2  Interest:

          (a) accrues daily from and including the first day of an Interest Period to but excluding the last day of an Interest Period; and

          (b)  is payable on each Interest Payment Date; and

          (c)  is calculated on actual days elapsed and a year of 365 days.

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6    REPAYING AND PREPAYING

     REPAYMENT

     6.1 The Borrower agrees to repay the Principal Outstanding and redeem each relevant Loan Note on the Maturity Date.

     VOLUNTARY PREPAYMENT

     6.2  The Borrower may prepay a Loan, as follows:

          (a) unless the Administrative Agent otherwise agrees, prepayment of part only of the Principal Outstanding may only be made if the total Principal Outstanding in respect of Loans prepaid on that day is at least $10,000,000 and a whole multiple of $1,000,000 or the balance of the Principal Outstanding;

          (b) the Borrower must notify the proposed prepayment to the Administrative Agent by 11am on the third Business Day before the prepayment (once given, a notice of prepayment is irrevocable and the Borrower is obliged to prepay to the Administrative Agent in accordance with the notice); and

          (c) the prepayment must be made on the last day of the Interest Period for the Loan.

          If the Borrower prepays other than as set out in this clause 6.2, it may be liable for break costs - see clause 8.3 (Indemnity) of the Facility Agreement.

     APPORTIONMENT

     6.3 Prepayments under clause 6.2 (Voluntary prepayment) will be applied rateably in reduction of the respective participation of all the Financiers according to their respective Commitments.

     PREPAYMENT AND THE FACILITY LIMIT

     6.4  The Facility Limit is reduced by amounts prepaid.

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7    RELIQUIFYING BILLS

     OBLIGATION TO DRAW BILLS

     7.1 The Borrower agrees to draw Bills in the manner required by a Financier whenever requested by such Financier to do so. However:


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          (a)  the face value of those Bills, when added to the total of the face value of all other Bills drawn by the Financier under this clause 7 and which are outstanding, may not exceed the Financier's proportion of the Loan to which the Bills relate plus interest to the end of the then current Interest Period; and

          (b) no Bill is to be drawn which would mature after the next Interest Payment Date for the Loan in respect of which the Bill is to be drawn.

          In addition, the total discounted value of Bills which a Transferee Financier is entitled to have drawn with recourse to the Borrower is reduced by the total discounted value of outstanding Bills drawn in respect of the relevant Transferor Financier which relate to the obligations assumed by the Transferee Financier and which are drawn with recourse to the Borrower. Any other Bill drawn in respect of the Transferee Financier must expressly state that it is drawn without recourse to the Borrower.

     FINANCIER AS ATTORNEY

     7.2 The Borrower irrevocably appoints each Financier and each Authorised Officer of each Financier individually as its attorney to draw, accept or endorse the Bills and agrees to ratify all action taken by an attorney under this clause 7.2.

     TERMINATION

     7.3 The requirement to draw Bills under clause 7.1 (Obligation to draw Bills) ceases, and the appointment of a Financier and its Authorised Officers as attorney for this purpose is revoked, on payment by the Borrower to the Administrative Agent of all amounts owing to that Financier under this deed.

     INDEMNITY BY FINANCIER

     7.4 Each Financier indemnifies the Borrower against liability or loss arising from, and any Costs (including duty) incurred in connection with, any holder in due course of a Bill having recourse to the Borrower in respect of a Bill drawn by the Financier under this clause 7.

     DEEMED APPLICATION

     7.5 If a reliquefication Bill is presented to the Borrower and the Borrower discharges it by payment, the amount of that payment will be deemed to have been applied against the moneys outstanding under this deed to that Financier.

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8    EVENT OF DEFAULT

          In addition to any other rights provided by law or any Transaction Document but subject to the Deed of Common Terms if an Event of Default occurs, then the Administrative Agent may declare at any time by notice to the Borrower that:

          (a) an amount equal to the total of the Principal Outstanding for all Financiers is either:

               (i) payable to the Administrative Agent for the account of the Financiers on demand; or


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               (ii) immediately due for payment to the Administrative Agent for the account of the Financiers;

          (b) the Financiers' obligations specified in the notice are terminated.

          The Administrative Agent may make either or both of these declarations. The making of either of them gives immediate effect to its provisions. The Borrower must pay the Principal Outstanding as demanded by the Administrative Agent in accordance with the demand.

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9    PAYMENT

     MANNER OF PAYMENT

     9.1 Unless a provision of a Transaction Document expressly states otherwise, the Borrower agrees to make payments under each Transaction
          Document:

          (a) on the due date (or, if that is not a Business Day, on the next Business Day in the same calendar month or, if none, the preceding Business Day); and

          (b)  not later than 12.00 noon in the place for payment; and

          (c)  in immediately available funds; and

          (d)  in Australian Dollars; and

          (e) in full without set-off or counterclaim and without any deduction in respect of Taxes unless prohibited by law; and

          (f) to the Administrative Agent in accordance with the Standing Payment Instructions for the Administrative Agent.

     9.2 Subject to clause 7.5 (Deemed application) of this deed, the Borrower satisfies a payment obligation only when the Administrative Agent receives the amount (even if the Borrower pays the amount directly to a Financier or a Financier receives the amount by way of set-off).

     9.3 The Borrower agrees to make payments under each Transaction Document without set-off or counterclaim and free and clear of any withholding or deduction for Taxes unless prohibited by law.

     CURRENCY OF PAYMENT

     9.4 The Borrower waives any right it has or may have in any jurisdiction to pay an amount other than in the currency in which it is due. However, if any of the Administrative Agent, the Arranger or the Financiers receives an amount in a currency other than that in which it is due:

          (a) it may convert the amount received into the due currency (even though it may be necessary to convert through a third currency to do so) on the day and at such rates (including spot rate, same day value rate or value tomorrow rate) as it reasonably considers appropriate. It may deduct its usual Costs in connection with the conversion; and


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          (b)  the Borrower satisfies its obligation to pay in the due currency only to the extent of the amount of the due currency obtained from the conversion after deducting the Costs of the conversion.

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10   TAX

     PAYMENTS TO FINANCIERS

     10.1 If a law requires the Borrower or the Administrative Agent to withhold or deduct an amount in respect of Taxes from a payment under any Transaction Document such that any of the Arranger or the Financiers would not actually receive for its own benefit on the due date the full amount provided for under the Transaction Document, then:

          (a) the amount payable by the Borrower is increased so that, after making the deduction and further deductions applicable to additional amounts payable under this clause 10.1 including any Taxes on the additional amount, the Arranger or, as the case may be, a Financier receives (at the time the payment is due) the amount it would have received if no deductions had been required; and

          (b) the Borrower (or the Administrative Agent as the case may be) must make the deductions; and

          (c) the Borrower (or the Administrative Agent as the case may be) must pay the full amounts deducted to the relevant authority in accordance with applicable law and deliver the original receipts to the Arranger or, as the case may be, the relevant Financier (through the Administrative Agent).

     10.2 Notwithstanding clause 10.1, the Borrower shall have no obligations under clause 10.1 (Payments to Financiers) to a Financier if that Financier is in breach of a warranty under clause 21.2 (Syndication - Deed Poll) of the Facility Agreement.

     10.3 If the Borrower is obliged to increase any amount payable under a Transaction Documents to a Financier pursuant to clause 10.1 (Payments to Financiers), the Borrower may terminate, in accordance with clause
          21.5 (Assignments and Transfers on the Borrower's Request) of the Facility Agreement, the Financier's obligation to make its lending commitment available under the Facility.

     TAX CREDIT

     10.4 If the Borrower or the Administrative Agent complies with clause 10.1 (Payments to Financiers) and, as a result a Financier receives a tax credit, tax rebate or similar tax benefit that in the Financier's sole opinion (without requiring it or its professional advisers to expend a material amount of time or incur a material cost in forming that opinion) is referable to the amount deducted and paid to the relevant authority, the Financier agrees to notify the Borrower and pay the Borrower an amount which the Financier determines in its sole opinion but in good faith to be equal to the benefit. However, the Financier need pay only to the extent that the payment leaves the Financier in no worse position than it would have been had there been no requirement for the Borrower or the Administrative Agent to deduct amounts under clause 10.1 (Payments to Financiers). None of the


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          Financiers need disclose to the Borrower information about their tax affairs or order them in a particular way.

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11   INCREASED COSTS

     COMPENSATION PAYABLE BY BORROWER

     11.1 If, as a result of an Increased Costs Event, a Financier determines that:

          (a) there is any direct or indirect increase in the cost to the Financier of providing, agreeing to provide, maintaining its commitment to provide, funding or maintaining financial accommodation under the Transaction Documents; or

          (b) there is any direct or indirect reduction in any amount received or receivable by the Financier or in the effective return to the Financier in connection with financial accommodation provided or to be provided under the Transaction Documents (including, without limitation, the return on the Financier's overall capital which could have been achieved but for the occurrence of the Increased Costs Event); or

          (c) the Financier is required to make a payment or to forgo interest or other return on or calculated by reference to an amount received or receivable under the Transaction Documents,

          then the Borrower agrees to pay the Financier on demand additional amounts which the Financier certifies are necessary to compensate the Financier for the increased cost, reduction, payment or forgone interest or other return.

          Any demand by a Financier under this clause must contain reasonable details of the basis of computation of the amount demanded (but need not disclose information about the Financier's or any Related Entity's tax affairs).

     11.2 If the increased cost, reduction, payment or forgone interest or other return is indirect, the Borrower agrees to pay the Financier the proportion of it which the Financier determines to be fairly attributable to the financial accommodation made under the Transaction Documents.

     11.3 Without prejudice to clause 11.4, if a Financier is affected by a circumstance specified in clause 11.1 it must, at the request of the Borrower made to the Financier, negotiate in good faith with the Borrower with a view to finding a means of avoiding the effect of the relevant circumstance, including by changing its lending office provided such means of avoiding the effect of the relevant circumstance can be achieved free of cost to the Financier and nothing in this clause obliges the Financier to take any action or refrain from taking any action apart from negotiating in good faith with the Borrower.


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     11.4 If the Borrower has received a demand from a Financier under clause
          11.1 and that notice has not been withdrawn by the Financier, the Borrower, by notice given to the Financier, may:

          (a) terminate in accordance with clause 21.5 (Assignments and Transfers on the Borrower's Request) of the Facility Agreement the Financier's obligation to make its lending commitment under the Facility available; and

          (b) elect to prepay the Principal Outstanding together with all accrued interest and any other amounts (including, without limitation, any break costs) payable by the Borrower to the Financier, within 10 Business Days of receipt of the demand from the Financier.

     11.5 Any notice given by the Borrower under clause 11.4:

          (a)  takes effect when given to the Financier;

          (b)  is irrevocable; and

          (c) binds the Borrower to act in accordance with any election made in that notice.

     11.6 A Financier may not require the Borrower to make a payment under clause 11.1 if, at the time the Financier became a party to this agreement:

          (a) the Directive giving rise to the Increased Costs Event was known to the Financier; and

          (b) it was both reasonably certain that the Directive giving rise to the Increased Costs Event would become law or take effect and unreasonable for the Financier not to take that change into account in determining its likely overall return under this agreement.

          The parties acknowledge that this clause 11.6 does not apply to the introduction of a tax on goods or services in Australia after the date of this agreement.

     11.7 The Financier may not require the Borrower to make a payment under clause 11.1 if the increased cost arises directly and only as a result of and immediately following the change of the lending office of the Financier unless that change was the result of negotiations under clause 11.3 or clause 12.2 (Illegality).

     11.8 The Financier may only require the Borrower to make a payment under clause 11.1 in respect of increased costs incurred by it during the period commencing on the date which is 90 days immediately preceding the date on which the Financier became aware of the circumstance giving rise to the increased costs unless the increased cost is payable or incurred by the Financier retrospectively, in which case the full amount of the increased cost is payable by the Borrower to the Financier.

     11.9 A certificate signed by the Financier as to an amount payable by either or the Borrower under this clause 11 is conclusive evidence of the amount stated in it in the absence of manifest error. In determining additional amounts payable under this clause 11 the


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          Financier may use averaging and attribution methods commonly used by the Financier or any other reasonable averaging or attribution method.

     GST

     11.10

          (a) Notwithstanding any other provisions of the Transaction Documents, in the event that GST has application to any supply under or in connection with any Transaction Document, any of the Administrative Agent, the Arranger and the Financiers (a SUPPLIER) may, in addition to any amount or consideration expressed as payable under the Transaction Documents, recover from the Borrower an additional amount on account of GST, such amount to be calculated by multiplying the relevant amount or consideration payable by the Borrower for the relevant supply by the prevailing GST rate. Any additional amount on account of GST recoverable from the Borrower pursuant to this clause shall be calculated without any deduction or set-off of any other amount and is payable by the Borrower upon demand by a Supplier whether such demand is by means of an invoice or otherwise.

          (b) In relation to any taxable supplies under or in connection with the Transaction Documents, the Supplier will provide the Borrower with valid tax invoices, within 14 days of the time at which any amount or consideration is paid or provided to the Supplier, in a form that will enable the Borrower to claim any refund or credit of GST permitted by the GST law.

          (c) If at any time an adjustment is made as between the Supplier and the relevant taxing authority of an amount paid on account of GST on any supply made by the Supplier under the Transaction Documents, a corresponding adjustment must be made as between the Supplier and the Borrower and any payments required to give effect to the adjustment must be made. If the Supplier is entitled to an adjustment by way of refund, the Supplier must apply for the refund if requested in writing to do so by the Borrower.

          (d) Nothing in this clause requires the Borrower to pay an amount on account of a fine, penalty, interest or other amount for which the Supplier is liable, to the extent that the liability arises as a consequence of wilful misconduct or gross negligence by the Supplier, its employees or agents.

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12   ILLEGALITY

     12.1 If as a result of any change in a Directive which has the force of law or compliance with which is in accordance with the practice of responsible bankers in the jurisdiction concerned, or in its interpretation or administration after the date of this deed, a Financier determines that it is or has become apparent that it will become contrary to that Directive, impossible or illegal for:

          (a) the Financier to fund, provide or maintain financial accommodation or otherwise observe its obligations under this deed; or


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          (b)  a person from whom the Financier has raised or proposes to raise money in connection with financial accommodation under this deed to fund, provide or maintain that money,

          then the Borrower, within five Business Days of receipt of a notice from the Financier to do so, must prepay so much of the Principal Outstanding as the Financier specifies in the notice, together with accrued interest and other amounts payable by the Borrower to the Financier under this deed. The Financier's obligations to the Borrower under this deed terminate on the giving of the notice.

     12.2 If a notice is given under clause 12.1, then the Financier agrees to use reasonable endeavours for a period of 30 days (or, if earlier, the date of cancellation of the relevant financial accommodation) to make the relevant financial accommodation available by some alternative means (including changing its lending office to another then existing lending office or making the financial accommodation available through a Related Entity of the Financier) provided this can be achieved free of cost to the Financier and nothing in this clause obliges the Financier to take any action or refrain from taking any action Provided that the Borrower may terminate in accordance with clause
          21.5 (Assignments and Transfers on the Borrower's Request) of the Facility Agreement the Financier's obligation to make its lending commitment under the Facility.

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13   INTEREST ON OVERDUE AMOUNTS

     OBLIGATION TO PAY

     13.1 If the Borrower does not pay any amount under this deed or a Loan Note on the due date for payment, the Borrower agrees to pay to the Administrative Agent on demand interest on that amount at the Default Rate, with the Interest Periods for the purposes of this clause 13.1 being 90 days or such other shorter or longer periods as the Administrative Agent selects from time to time. The first of these Interest Periods commences on the day when the outstanding amount becomes due for payment and each subsequent Interest Period commences on the day when the preceding Interest Period expires. The interest accrues daily from and including the due date up to but excluding the date of actual payment and is calculated on actual days elapsed and a year of 365 days.

     COMPOUNDING

     13.2 Interest payable under clause 13.1 (Obligation to pay) which is not paid when due for payment may be added to the overdue amount by the Administrative Agent at intervals which the Administrative Agent determines from time to time or, if no determination is made, then on the first day of each month. Interest is payable on the increased overdue amount at the Default Rate in the manner set out in clause
          13.1 (Obligation to pay).


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     INTEREST FOLLOWING JUDGMENT

     13.3 If a liability to a party becomes merged in a judgment, the Borrower agrees to pay the Administrative Agent on demand interest on the amount of that liability as an independent obligation. This interest:

          (a) accrues daily from (and including) the date the liability becomes due for payment both before and after the judgment up to (but excluding) the date the liability is paid; and

          (b) is calculated at the judgment rate or the Default Rate (whichever is higher).

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14   GENERAL

          The "General" and "Interpretation" clauses of the Facility Agreement apply to this deed poll as if they were fully set out in this deed poll.

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15   DEFINITIONS

     INCORPORATION OF DEFINITIONS

     15.1 Words and expressions which have a defined meaning in the Facility Agreement have the same meaning when used in this deed poll, unless expressly specified to the contrary.

     NEW DEFINITIONS

     15.2 In addition:

          FACILITY AGREEMENT means the agreement so described in the Details.


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EXECUTED AS A DEED in New South Wales:

SIGNED, SEALED AND                      )
DELIVERED for TXU AUSTRALIA             )
HOLDINGS (PARTNERSHIP)                  )
LIMITED PARTNERSHIP by being            )
signed by THEO KINDYNIS                 )
                                        )
an attorney for TXU AUSTRALIA           )
HOLDINGS (AGP) PTY LTD the              )
general partner of the TXU Australia    )
Holdings (Partnership) Limited          )
Partnership under power of attorney     )
dated 27 JUNE 2000                      )
                                        )
in the presence of:                     )
                                        )
SOO-KHENG CHIA                          )
                                        )
 ........................................)
                                        )
Signature of witness                    )
                                        )
SOO-KHENG CHIA                          )
                                        )
 ........................................)
                                        )
Name of witness (block letters)         )
                                        )
70 PALMERSTON CRES SOUTH                )              THEO KINDYNIS
MELBOURNE 3205                          )
                                        )    ...................................
 ........................................)
                                        )    By executing this deed the attorney
Address of witness                      )    states that the attorney has
                                        )    received no notice of revocation of
SENIOR ASSOCIATE                        )    the power of attorney
                                        )
 ........................................)
                                        )
Occupation of witness                   )

--------------------------------------------------------------------------------
SCHEDULE 3 - DEED POLL

--------------------------------------------------------------------------------
DETAILS
     INTERPRETATION
          Definitions are at the end of the General Terms.

                    ------------------------------------------------------------
PARTIES             BORROWER, as described below.

                    ------------------------------------------------------------

                    ------------------------------------------------------------
BENEFICIARIES       Each person who is from time to time the Administrative
                    Agent, the Arranger or a Financier.
                    ------------------------------------------------------------

                    ------------------------------------------------------------
BORROWER            TXU AUSTRALIA HOLDINGS (PARTNERSHIP) LIMITED PARTNERSHIP
                    a limited partnership formed and registered under the Partnership Act 1958 of Victoria, the general partner of which is TXU Australia Holdings (AGP) Pty Ltd (ACN 086 014
                    931) and the limited partners of which are TXU Australia
                    (LP) No. 1 Limited (ARBN 086 406 733) and TXU Australia (LP) No. 2 Limited (ARBN 086 406 724)
                    ------------------------------------------------------------

                    ------------------------------------------------------------
ADMINISTRATIVE
AGENT               CITISECURITIES LIMITED (ACN 008 489 610).
                    ------------------------------------------------------------

                    ------------------------------------------------------------
ARRANGER            CITIBANK, N.A. (ARBN 072 814 058)
                    ------------------------------------------------------------

                    ------------------------------------------------------------
FACILITY AGREEMENT  The subordinated facility agreement between the Borrower, the Administrative Agent, the Arranger and the Financiers dated 24 February 1999, as amended on 24 August 1999 and 23 December 1999 and amended and restated on 30 June 2000.
                    ------------------------------------------------------------

                    ------------------------------------------------------------
GOVERNING LAW       New South Wales
                    ------------------------------------------------------------

                    ------------------------------------------------------------
DATE OF DEED        30 June 2000
                    ------------------------------------------------------------

--------------------------------------------------------------------------------
GENERAL TERMS

--------------------------------------------------------------------------------
1    THE LOAN NOTES

     CREATION OF LOAN NOTES

     1.1 The obligations of the Borrower under the Loan Notes are constituted by, and specified in, this deed.

     BORROWER'S UNDERTAKING TO PAY

     1.2 The Borrower undertakes with each Financier to pay, in respect of each Loan Note held by the Financier, the Principal Outstanding in respect of each Loan, in accordance with the provisions of this deed.

--------------------------------------------------------------------------------
2    RIGHTS AND OBLIGATIONS OF FINANCIERS

     BENEFIT AND ENTITLEMENT

     2.1 This deed is executed as a deed poll. Accordingly, the Administrative Agent, the Arranger and each Financier has the benefit of, and is entitled to enforce, this deed even though it is not a party to, or is not in existence at the time of execution and delivery of, this deed subject to the Transaction Documents.

     RIGHTS INDEPENDENT

     2.2 The Administrative Agent, the Arranger and each Financier may enforce its rights under this deed independently from the Registrar and each other Financier, subject to the Transaction Documents.

     ADMINISTRATIVE AGENT AND FINANCIERS BOUND

     2.3 The Administrative Agent, the Arranger and each Financier (and any person claiming through or under a Financier) is bound by this deed. The Loan Notes will be issued subject to and on the basis that the Administrative Agent, the Arranger and each Financier is deemed to have notice of, and be bound by, all the provisions of this deed and the Facility Agreement.

     DIRECTIONS TO HOLD DEED POLL

     2.4 The Administrative Agent, the Arranger and each Financier is taken to have irrevocably instructed the Borrower that this deed is to be delivered to and held by the Registrar and appointed and authorised the Registrar to hold this deed on its behalf.

--------------------------------------------------------------------------------
3    FORM, TITLE AND STATUS

     CONSTITUTION UNDER LOAN NOTE DEED POLL

     3.1 The Loan Notes are debt obligations of the Borrower owing under this deed poll and take the form of entries in the Register. Each entry in the Register constitutes a separate and individual acknowledgment to the relevant Financier of the indebtedness of the Borrower to the relevant Financier under this deed.

     INDEPENDENT OBLIGATIONS

     3.2 Subject to the terms of the Facility Agreement and the other Transaction Documents, the obligations of the Borrower in respect of each Loan Note constitute separate and independent obligations which the Financier to whom those obligations are owed is entitled to enforce without having to join any other Financier or any predecessor in title of a Financier.

     REGISTER CONCLUSIVE

     3.3 Entries in the Register in relation to a Loan Note constitute conclusive evidence that the person so entered is the registered owner of the Loan Note subject to rectification for fraud or error.

     HOLDER ABSOLUTELY ENTITLED

     3.4 Upon a person acquiring title to any Loan Note by virtue of becoming registered as the owner of that Loan Note, all rights and entitlements arising by virtue of this deed in respect of that Loan Note vest absolutely in the registered owner of the Loan Note. Any person who has previously been registered as the owner of the Loan Note does not have, and is not entitled to assert against the Borrower or the Registrar or the registered owner of the Loan Note for the time being and from time to time, any rights, benefits or entitlements in respect of the Loan Note.

     STATUS OF LOAN NOTES

     3.5 Subject to the terms of the Deed of Common Terms and the Facility Agreement, the Loan Notes are direct, unsubordinated and unsecured obligations of the Borrower and rank at least equally with all other unsecured and unsubordinated obligations of the Borrower except liabilities mandatorily preferred by law.

--------------------------------------------------------------------------------
4    TRANSFERS

     LIMIT ON TRANSFER

     4.1 Loan Notes may only be transferred in accordance with the Facility Agreement.

     REGISTRATION OF TRANSFER

     4.2 The transferor of a Loan Note is deemed to remain the holder of that Loan Note until the name of the transferee is entered in the Register in respect of that Loan Note.

--------------------------------------------------------------------------------
5    INTEREST

     INTEREST CHARGES

     5.1 The Borrower agrees to pay interest on each Loan for each of its Interest Periods at the applicable Interest Rate.

     CALCULATION OF INTEREST

     5.2  Interest:

          (a) accrues daily from and including the first day of an Interest Period to but excluding the last day of an Interest Period; and

          (b)  is payable on each Interest Payment Date; and

          (c)  is calculated on actual days elapsed and a year of 365 days.

--------------------------------------------------------------------------------
6    REPAYING AND PREPAYING

     REPAYMENT

     6.1 The Borrower agrees to repay the Principal Outstanding and redeem each relevant Loan Note on the Maturity Date.

     VOLUNTARY PREPAYMENT

     6.2  The Borrower may prepay a Loan, as follows:

          (a) unless the Administrative Agent otherwise agrees, prepayment of part only of the Principal Outstanding may only be made if the total Principal Outstanding in respect of Loans prepaid on that day is at least $10,000,000 and a whole multiple of $1,000,000 or the balance of the Principal Outstanding;

          (b) the Borrower must notify the proposed prepayment to the Administrative Agent by 11am on the third Business Day before the prepayment (once given, a notice of prepayment is irrevocable and the Borrower is obliged to prepay to the Administrative Agent in accordance with the notice); and

          (c) the prepayment must be made on the last day of the Interest Period for the Loan.

          If the Borrower prepays other than as set out in this clause 6.2, it may be liable for break costs - see clause 8.3 (Indemnity) of the Facility Agreement.

     APPORTIONMENT

     6.3 Prepayments under clause 6.2 (Voluntary prepayment) will be applied rateably in reduction of the respective participation of all the Financiers according to their respective Commitments.

     PREPAYMENT AND THE FACILITY LIMIT

     6.4  The Facility Limit is reduced by amounts prepaid.

--------------------------------------------------------------------------------
7    RELIQUIFYING BILLS

     OBLIGATION TO DRAW BILLS

     7.1 The Borrower agrees to draw Bills in the manner required by a Financier whenever requested by such Financier to do so. However:

          (a) the face value of those Bills, when added to the total of the face value of all other Bills drawn by the Financier under this clause 7 and which are outstanding, may not exceed the Financier's proportion of the Loan to which the Bills relate plus interest to the end of the then current Interest Period; and

          (b) no Bill is to be drawn which would mature after the next Interest Payment Date for the Loan in respect of which the Bill is to be drawn.

          In addition, the total discounted value of Bills which a Transferee Financier is entitled to have drawn with recourse to the Borrower is reduced by the total discounted value of outstanding Bills drawn in respect of the relevant Transferor Financier which relate to the obligations assumed by the Transferee Financier and which are drawn with recourse to the Borrower. Any other Bill drawn in respect of the Transferee Financier must expressly state that it is drawn without recourse to the Borrower.

     FINANCIER AS ATTORNEY

     7.2 The Borrower irrevocably appoints each Financier and each Authorised Officer of each Financier individually as its attorney to draw, accept or endorse the Bills and agrees to ratify all action taken by an attorney under this clause 7.2.

     TERMINATION

     7.3 The requirement to draw Bills under clause 7.1 (Obligation to draw Bills) ceases, and the appointment of a Financier and its Authorised Officers as attorney for this purpose is revoked, on payment by the Borrower to the Administrative Agent of all amounts owing to that Financier under this deed.

     INDEMNITY BY FINANCIER

     7.4 Each Financier indemnifies the Borrower against liability or loss arising from, and any Costs (including duty) incurred in connection with, any holder in due course of a Bill having recourse to the Borrower in respect of a Bill drawn by the Financier under this clause 7.

     DEEMED APPLICATION

     7.5 If a reliquefication Bill is presented to the Borrower and the Borrower discharges it by payment, the amount of that payment will be deemed to have been applied against the moneys outstanding under this deed to that Financier.

--------------------------------------------------------------------------------
8    EVENT OF DEFAULT

          In addition to any other rights provided by law or any Transaction Document but subject to the Deed of Common Terms if an Event of Default occurs, then the Administrative Agent may declare at any time by notice to the Borrower that:

          (a) an amount equal to the total of the Principal Outstanding for all Financiers is either:

               (i) payable to the Administrative Agent for the account of the Financiers on demand; or

               (ii) immediately due for payment to the Administrative Agent for the account of the Financiers;

          (b) the Financiers' obligations specified in the notice are terminated.

          The Administrative Agent may make either or both of these declarations. The making of either of them gives immediate effect to its provisions. The Borrower must pay the Principal Outstanding as demanded by the Administrative Agent in accordance with the demand.

--------------------------------------------------------------------------------
9    PAYMENT

     MANNER OF PAYMENT

     9.1 Unless a provision of a Transaction Document expressly states otherwise, the Borrower agrees to make payments under each Transaction
          Document:

          (a) on the due date (or, if that is not a Business Day, on the next Business Day in the same calendar month or, if none, the preceding Business Day); and

          (b)  not later than 12.00 noon in the place for payment; and

          (c)  in immediately available funds; and

          (d)  in Australian Dollars; and

          (e) in full without set-off or counterclaim and without any deduction in respect of Taxes unless prohibited by law; and

          (f) to the Administrative Agent in accordance with the Standing Payment Instructions for the Administrative Agent.

     9.2 Subject to clause 7.5 (Deemed application) of this deed, the Borrower satisfies a payment obligation only when the Administrative Agent receives the amount (even if the Borrower pays the amount directly to a Financier or a Financier receives the amount by way of set-off).

     9.3 The Borrower agrees to make payments under each Transaction Document without set-off or counterclaim and free and clear of any withholding or deduction for Taxes unless prohibited by law.

     CURRENCY OF PAYMENT

     9.4 The Borrower waives any right it has or may have in any jurisdiction to pay an amount other than in the currency in which it is due. However, if any of the Administrative Agent, the Arranger or the Financiers receives an amount in a currency other than that in which it is due:

          (a) it may convert the amount received into the due currency (even though it may be necessary to convert through a third currency to do so) on the day and at such rates (including spot rate, same day value rate or value tomorrow rate) as it reasonably considers appropriate. It may deduct its usual Costs in connection with the conversion; and

          (b) the Borrower satisfies its obligation to pay in the due currency only to the extent of the amount of the due currency obtained from the conversion after deducting the Costs of the conversion.

--------------------------------------------------------------------------------
10   TAX

     PAYMENTS TO FINANCIERS

     10.1 If a law requires the Borrower or the Administrative Agent to withhold or deduct an amount in respect of Taxes from a payment under any Transaction Document such that any of the Arranger or the Financiers would not actually receive for its own benefit on the due date the full amount provided for under the Transaction Document, then:

          (a) the amount payable by the Borrower is increased so that, after making the deduction and further deductions applicable to additional amounts payable under this clause 10.1 including any Taxes on the additional amount, the Arranger or, as the case may be, a Financier receives (at the time the payment is due) the amount it would have received if no deductions had been required; and

          (b) the Borrower (or the Administrative Agent as the case may be) must make the deductions; and

          (c) the Borrower (or the Administrative Agent as the case may be) must pay the full amounts deducted to the relevant authority in accordance with applicable law and deliver the original receipts to the Arranger or, as the case may be, the relevant Financier (through the Administrative Agent).

     10.2 Notwithstanding clause 10.1, the Borrower shall have no obligations under clause 10.1 (Payments to Financiers) to a Financier if that Financier is in breach of a warranty under clause 21.2 (Syndication - Deed Poll) of the Facility Agreement.

     10.3 If the Borrower is obliged to increase any amount payable under a Transaction Documents to a Financier pursuant to clause 10.1 (Payments to Financiers), the Borrower may terminate, in accordance with clause
          21.5 (Assignments and Transfers on the Borrower's Request) of the Facility Agreement, the Financier's obligation to make its lending commitment available under the Facility.

     TAX CREDIT

     10.4 If the Borrower or the Administrative Agent complies with clause 10.1 (Payments to Financiers) and, as a result a Financier receives a tax credit, tax rebate or similar tax benefit that in the Financier's sole opinion (without requiring it or its professional advisers to expend a material amount of time or incur a material cost in forming that opinion) is referable to the amount deducted and paid to the relevant authority, the Financier agrees to notify the Borrower and pay the Borrower an amount which the Financier determines in its sole opinion but in good faith to be equal to the benefit. However, the Financier need pay only to the extent that the payment leaves the Financier in no worse position than it would have been had there been no requirement for the Borrower or the Administrative Agent to deduct amounts under clause 10.1 (Payments to Financiers). None of the

          Financiers need disclose to the Borrower information about their tax affairs or order them in a particular way.

--------------------------------------------------------------------------------
11   INCREASED COSTS

     COMPENSATION PAYABLE BY BORROWER

     11.1 If, as a result of an Increased Costs Event, a Financier determines that:

          (a) there is any direct or indirect increase in the cost to the Financier of providing, agreeing to provide, maintaining its commitment to provide, funding or maintaining financial accommodation under the Transaction Documents; or

          (b) there is any direct or indirect reduction in any amount received or receivable by the Financier or in the effective return to the Financier in connection with financial accommodation provided or to be provided under the Transaction Documents (including, without limitation, the return on the Financier's overall capital which could have been achieved but for the occurrence of the Increased Costs Event); or

          (c) the Financier is required to make a payment or to forgo interest or other return on or calculated by reference to an amount received or receivable under the Transaction Documents,

          then the Borrower agrees to pay the Financier on demand additional amounts which the Financier certifies are necessary to compensate the Financier for the increased cost, reduction, payment or forgone interest or other return.

          Any demand by a Financier under this clause must contain reasonable details of the basis of computation of the amount demanded (but need not disclose information about the Financier's or any Related Entity's tax affairs).

     11.2 If the increased cost, reduction, payment or forgone interest or other return is indirect, the Borrower agrees to pay the Financier the proportion of it which the Financier determines to be fairly attributable to the financial accommodation made under the Transaction Documents.

     11.3 Without prejudice to clause 11.4, if a Financier is affected by a circumstance specified in clause 11.1 it must, at the request of the Borrower made to the Financier, negotiate in good faith with the Borrower with a view to finding a means of avoiding the effect of the relevant circumstance, including by changing its lending office provided such means of avoiding the effect of the relevant circumstance can be achieved free of cost to the Financier and nothing in this clause obliges the Financier to take any action or refrain from taking any action apart from negotiating in good faith with the Borrower.

     11.4 If the Borrower has received a demand from a Financier under clause
          11.1 and that notice has not been withdrawn by the Financier, the Borrower, by notice given to the Financier, may:

          (a) terminate in accordance with clause 21.5 (Assignments and Transfers on the Borrower's Request) of the Facility Agreement the Financier's obligation to make its lending commitment under the Facility available; and

          (b) elect to prepay the Principal Outstanding together with all accrued interest and any other amounts (including, without limitation, any break costs) payable by the Borrower to the Financier, within 10 Business Days of receipt of the demand from the Financier.

     11.5 Any notice given by the Borrower under clause 11.4:

          (a)  takes effect when given to the Financier;

          (b)  is irrevocable; and

          (c) binds the Borrower to act in accordance with any election made in that notice.

     11.6 A Financier may not require the Borrower to make a payment under clause 11.1 if, at the time the Financier became a party to this agreement:

          (a) the Directive giving rise to the Increased Costs Event was known to the Financier; and

          (b) it was both reasonably certain that the Directive giving rise to the Increased Costs Event would become law or take effect and unreasonable for the Financier not to take that change into account in determining its likely overall return under this agreement.

          The parties acknowledge that this clause 11.6 does not apply to the introduction of a tax on goods or services in Australia after the date of this agreement.

     11.7 The Financier may not require the Borrower to make a payment under clause 11.1 if the increased cost arises directly and only as a result of and immediately following the change of the lending office of the Financier unless that change was the result of negotiations under clause 11.3 or clause 12.2 (Illegality).

     11.8 The Financier may only require the Borrower to make a payment under clause 11.1 in respect of increased costs incurred by it during the period commencing on the date which is 90 days immediately preceding the date on which the Financier became aware of the circumstance giving rise to the increased costs unless the increased cost is payable or incurred by the Financier retrospectively, in which case the full amount of the increased cost is payable by the Borrower to the Financier.

     11.9 A certificate signed by the Financier as to an amount payable by either or the Borrower under this clause 11 is conclusive evidence of the amount stated in it in the absence of manifest error. In determining additional amounts payable under this clause 11 the

          Financier may use averaging and attribution methods commonly used by the Financier or any other reasonable averaging or attribution method.

     GST

     11.10

          (a) Notwithstanding any other provisions of the Transaction Documents, in the event that GST has application to any supply under or in connection with any Transaction Document, any of the Administrative Agent, the Arranger and the Financiers (a SUPPLIER) may, in addition to any amount or consideration expressed as payable under the Transaction Documents, recover from the Borrower an additional amount on account of GST, such amount to be calculated by multiplying the relevant amount or consideration payable by the Borrower for the relevant supply by the prevailing GST rate. Any additional amount on account of GST recoverable from the Borrower pursuant to this clause shall be calculated without any deduction or set-off of any other amount and is payable by the Borrower upon demand by a Supplier whether such demand is by means of an invoice or otherwise.

          (b) In relation to any taxable supplies under or in connection with the Transaction Documents, the Supplier will provide the Borrower with valid tax invoices, within 14 days of the time at which any amount or consideration is paid or provided to the Supplier, in a form that will enable the Borrower to claim any refund or credit of GST permitted by the GST law.

          (c) If at any time an adjustment is made as between the Supplier and the relevant taxing authority of an amount paid on account of GST on any supply made by the Supplier under the Transaction Documents, a corresponding adjustment must be made as between the Supplier and the Borrower and any payments required to give effect to the adjustment must be made. If the Supplier is entitled to an adjustment by way of refund, the Supplier must apply for the refund if requested in writing to do so by the Borrower.

          (d) Nothing in this clause requires the Borrower to pay an amount on account of a fine, penalty, interest or other amount for which the Supplier is liable, to the extent that the liability arises as a consequence of wilful misconduct or gross negligence by the Supplier, its employees or agents.

--------------------------------------------------------------------------------
12   ILLEGALITY

     12.1 If as a result of any change in a Directive which has the force of law or compliance with which is in accordance with the practice of responsible bankers in the jurisdiction concerned, or in its interpretation or administration after the date of this deed, a Financier determines that it is or has become apparent that it will become contrary to that Directive, impossible or illegal for:

          (a) the Financier to fund, provide or maintain financial accommodation or otherwise observe its obligations under this deed; or

          (b) a person from whom the Financier has raised or proposes to raise money in connection with financial accommodation under this deed to fund, provide or maintain that money,

          then the Borrower, within five Business Days of receipt of a notice from the Financier to do so, must prepay so much of the Principal Outstanding as the Financier specifies in the notice, together with accrued interest and other amounts payable by the Borrower to the Financier under this deed. The Financier's obligations to the Borrower under this deed terminate on the giving of the notice.

     12.2 If a notice is given under clause 12.1, then the Financier agrees to use reasonable endeavours for a period of 30 days (or, if earlier, the date of cancellation of the relevant financial accommodation) to make the relevant financial accommodation available by some alternative means (including changing its lending office to another then existing lending office or making the financial accommodation available through a Related Entity of the Financier) provided this can be achieved free of cost to the Financier and nothing in this clause obliges the Financier to take any action or refrain from taking any action Provided that the Borrower may terminate in accordance with clause
          21.5 (Assignments and Transfers on the Borrower's Request) of the Facility Agreement the Financier's obligation to make its lending commitment under the Facility.

--------------------------------------------------------------------------------
13   INTEREST ON OVERDUE AMOUNTS

     OBLIGATION TO PAY

     13.1 If the Borrower does not pay any amount under this deed or a Loan Note on the due date for payment, the Borrower agrees to pay to the Administrative Agent on demand interest on that amount at the Default Rate, with the Interest Periods for the purposes of this clause 13.1 being 90 days or such other shorter or longer periods as the Administrative Agent selects from time to time. The first of these Interest Periods commences on the day when the outstanding amount becomes due for payment and each subsequent Interest Period commences on the day when the preceding Interest Period expires. The interest accrues daily from and including the due date up to but excluding the date of actual payment and is calculated on actual days elapsed and a year of 365 days.

     COMPOUNDING

     13.2 Interest payable under clause 13.1 (Obligation to pay) which is not paid when due for payment may be added to the overdue amount by the Administrative Agent at intervals which the Administrative Agent determines from time to time or, if no determination is made, then on the first day of each month. Interest is payable on the increased overdue amount at the Default Rate in the manner set out in clause
          13.1 (Obligation to pay).

     INTEREST FOLLOWING JUDGMENT

     13.3 If a liability to a party becomes merged in a judgment, the Borrower agrees to pay the Administrative Agent on demand interest on the amount of that liability as an independent obligation. This interest:

          (a) accrues daily from (and including) the date the liability becomes due for payment both before and after the judgment up to (but excluding) the date the liability is paid; and

          (b) is calculated at the judgment rate or the Default Rate (whichever is higher).

--------------------------------------------------------------------------------
14   GENERAL

          The "General" and "Interpretation" clauses of the Facility Agreement apply to this deed poll as if they were fully set out in this deed poll.

--------------------------------------------------------------------------------
15   DEFINITIONS

     INCORPORATION OF DEFINITIONS

     15.1 Words and expressions which have a defined meaning in the Facility Agreement have the same meaning when used in this deed poll, unless expressly specified to the contrary.

     NEW DEFINITIONS

     15.2 In addition:

          FACILITY AGREEMENT means the agreement so described in the Details.

--------------------------------------------------------------------------------
EXECUTED AS A DEED in New South Wales:

SIGNED, SEALED AND DELIVERED for TXU    )
AUSTRALIA HOLDINGS (PARTNERSHIP)        )
LIMITED PARTNERSHIP by being signed by  )
THEO KINDYNIS                           )
                                        )
an attorney for TXU AUSTRALIA HOLDINGS  )
(AGP) PTY LTD the general partner of    )
the TXU Australia Holdings              )
(Partnership) Limited Partnership under )
power of attorney dated                 )
                                        )
                                        )
in the presence of:                     )
                                        )
                                        )
 ........................................)
                                        )
Signature of witness                    )
                                        )
                                        )
 ........................................)
                                        )
Name of witness (block letters)         )
                                        )
                                        )
 ........................................)    ...................................
                                        )
Address of witness                      )    By executing this deed the attorney
                                        )    states that the attorney has
                                        )    received no notice of revocation
 ........................................)    of the power of attorney
                                        )
Occupation of witness                   )

--------------------------------------------------------------------------------
SCHEDULE 4 - CONDITIONS PRECEDENT

1 Certified copy of the certificate of registration of the Borrower and the General Partner.

2 A certified copy of the Partnership Deed and the constitution of the General Partner or a certificate from a director or secretary of the relevant entity confirming that the relevant entity does not have a constitution.

3 A certified copy of the certificate of incorporation and by-laws of the Guarantor.

4    A certified copy of:

     (a) an extract of the minutes of a meeting of the board of directors of the General Partner and the Guarantor which evidences the resolutions authorising the signing and delivery of and observance of obligations under the Transaction Documents to which it is a party, and the appointment of Authorised Officers of the Partnership and the Guarantor and which acknowledges that the Transaction Documents will benefit that entity; and

     (b) each instrument which evidences any other necessary corporate action, action under the Partnership Deed or other action in connection with the Transaction Documents to which it is a party.

5 A certified copy of each authorisation (including, without limitation, each authorisation under the Partnership Deed) necessary to enter into, observe obligations under and enforce the Transaction Documents to which it is a party.

6 Without limiting paragraph 5, a certified copy of each corporate, governmental or semi-governmental authorisation, consent or approval necessary for the Guarantor to enter into and perform its obligations under the Transaction Documents to which it is a party.

7 A certified copy of each power of attorney under which a person signs and delivers an Transaction Document for the Borrower and, if required by the Administrative Agent, evidence of its registration and stamping (or, if the Administrative Agent permits, sufficient immediately available funds or other provision to meet all liabilities to stamp duty on them).

8    A certified specimen signature of:

     (a)  each Authorised Officer of the Borrower and the Guarantor; and

     (b) each other person who is authorised to sign and deliver a Transaction Document to which it is a party for the Borrower or the Guarantor.

9 Each Transaction Document signed and delivered and, if required by the Administrative Agent, evidence of its stamping and registration.

10   A legal opinion from each of:

     (a) Baker & McKenzie as Australian counsel to the Borrower and the General Partner;

     (b)  Norton Rose as English counsel to the Limited Partners;

     (c)  Thelen Reid & Priest LLP as New York counsel to the Guarantor;

     (d)  Worsham Forsythe Wooldridge LLP as Texan counsel to the Guarantor;

     (e) King & Spalding as United States counsel to the Administrative Agent, the Arranger and the Financiers; and

     (f) Freehills as Australian counsel to the Administrative Agent, the Arranger and the Financiers.

--------------------------------------------------------------------------------
SCHEDULE 3 - NEW FINANCIERS


--------------------------------------------------------------------------------
             NEW FINANCIER                             COMMITMENT
--------------------------------------------------------------------------------
The Toronto-Dominion Bank,  Australia Branch           A$89,000,000
--------------------------------------------------------------------------------
Australia and New Zealand Banking Group                A$50,000,000
Limited
--------------------------------------------------------------------------------
Royal Bank of Canada                                   A$50,000,000
--------------------------------------------------------------------------------
United Overseas Bank Limited, Sydney Branch            A$35,000,000
--------------------------------------------------------------------------------

EXECUTED AS AN AGREEMENT:

SIGNED for TXU  AUSTRALIA  HOLDINGS     )
(PARTNERSHIP)  LIMITED  PARTNERSHIP     )
by being signed by THEO KINDYNIS        )
                                        )
an attorney for TXU AUSTRALIA           )
HOLDINGS (AGP) PTY LTD the              )
general partner of the TXU Australia    )
Holdings (Partnership) Limited          )
Partnership under power of attorney     )
dated 27 JUNE 2000                      )
                                        )
                                        )
in the presence of:                     )
                                        )
     SOO-KHENG CHIA                     )
                                        )
 .................................       )
                                        )
Signature of witness                    )
                                        )
     SOO-KHENG CHIA                     )
                                        )
 .................................       )
                                        )
Name of witness (block letters)         )
                                        )
70 PALMERSTON CRES                      )              THEO KINDYNIS
SOUTH MELBOURNE    3205                 )
 .................................       )    .................................
                                        )
Address of witness                      )    By executing this agreement the
                                        )    attorney states that the
                                        )    attorney has received no notice
SENIOR ASSOCIATE                        )    of revocation of the power of
                                        )    attorney
 .................................       )
                                        )
Occupation of witness                   )
                                        )

SIGNED by THEO KINDYNIS                 )
                                        )
as attorney for TXU ELECTRICITY         )
LIMITED under power of attorney         )
                                        )
dated 27 JUNE 2000                      )
                                        )
in the presence of:                     )
                                        )
          SOO-KHENG CHIA                )
                                        )
 .................................       )
                                        )
Signature of witness                    )
                                        )
         SOO-KHENG CHIA                 )
                                        )
 .................................       )
                                        )
Name of witness (block letters)         )
                                        )
70 PALMERSTON CRES                      )
SOUTH MELBOURNE    3205                 )            THEO KINDYNIS
 .................................       )  .................................
                                        )
Address of witness                      )  By executing this agreement the
                                        )  attorney states that the
SENIOR ASSOCIATE                        )  attorney has received no notice
                                        )  of revocation of the power of
 .................................       )  attorney
                                        )
Occupation of witness




TXU CORP.

By:



KIRK R. OLIVER

 .................................


Name: KIRK R. OLIVER


Title: TREASURER AND
       ASSISTANT SECRETARY

Address: 1601 BRYAN STREET
         DALLAS, TEXAS 75201

SIGNED by STEPHEN SKULLEY               )
                                        )
and GENEVIEVE GREGOR as attorneys       )
for CITIBANK, N.A. under power of       )
attorney dated 20 August 1996 in        )
the presence of:                        )
                                        )
PETER FARTHING                          )
                                        )
 .................................       )               STEPHEN SKULLEY
                                        )       ................................
Signature of witness                    )
                                        )       By executing this agreement
PETER FARTHING                          )       the attorney states that the
                                        )       attorney has received no
 .................................       )       notice of revocation of the
                                        )       power of attorney
Name of witness (block letters)         )
                                        )
146 GLENMORE ROAD,                      )
PADDINGTON                              )
                                        )               GENEVIEVE GREGOR
 .................................       )       ................................
                                        )
Address of witness                      )       By executing this agreement
                                        )       the attorney states that the
SOLICITOR                               )       attorney has received no
                                        )       notice of revocation of the
 .................................       )       power of attorney
                                        )
Occupation of witness




SIGNED by SOO-KHENG CHIA                )
                                        )
as attorney for BA AUSTRALIA  LIMITED   )
under  power  of  attorney  dated  28   )
June 2000 in the presence of:           )
                                        )
GENEVIEVE GREGOR                        )
                                        )
 .................................       )               SOO-KHENG CHIA
                                        )       ................................
Signature of witness                    )
                                        )       By executing this agreement
GENEVIEVE GREGOR                        )       the attorney states that the
                                        )       attorney has received no
 .................................       )       notice of revocation of the
                                        )       power of attorney
Name of witness (block letters)         )
                                        )
C/O CITIBANK                            )
                                        )
 .................................       )
                                        )
Address of witness                      )
                                        )
BANKER                                  )
                                        )
 .................................       )
                                        )
Occupation of witness

SIGNED PETER FARTHING                   )

for and on behalf of WESTPAC            )
BANKING CORPORATION (ARBN 007 457       )
141) under an appointment of            )
sub-attorney dated 27 June 2000         )
executed under a Power of Attorney      )
dated the third day of February         )
One Thousand Nine Hundred and           )
Ninety Four (each of whom  declares     )               PETER FARTHING
that  he or she  has no  notice  of     )       ................................
revocation of the said Power of         )
Attorney) in the presence of:           )
                                        )
GENEVIEVE GREGOR                        )
                                        )
 .................................       )                PETER FARTHING
                                        )       ................................
Signature of witness                    )
                                        )
GENEVIEVE GREGOR                        )
                                        )
 .................................       )
                                        )
Name of witness (block letters)         )
                                        )
C/O CITIBANK                            )
 .................................       )
                                        )
Address of witness                      )
                                        )
BANKER                                  )
                                        )
 .................................       )
                                        )
Occupation of witness                   )
                                        )

SIGNED by CELLE RAGUINE                 )
                                        )
and GENEVIEVE GREGOR as attorneys       )
for CITISECURITIES LIMITED under        )
power of attorney dated 6 May 1986      )
in the presence of:                     )
                                        )
PETER FARTHING                          )
                                        )
 .................................       )                CELLE RAGUINE
                                        )       ................................
Signature of witness                    )
                                        )       By executing this agreement
PETER FARTHING                          )       the attorney states that the
                                        )       attorney has received no
 .................................       )       notice of revocation of the
                                        )       power of attorney
Name of witness (block letters)         )
                                        )
146 GLENMORE ROAD,                      )
PADDINGTON                              )
                                        )              GENEVIEVE GREGOR
 .................................       )       ................................
                                        )
Address of witness                      )       By executing this agreement
                                        )       the attorney states that the
SOLICITOR                               )       attorney has received no
                                        )       notice of revocation of the
 .................................       )       power of attorney
                                        )
Occupation of witness